Exhibit 10.23

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 26, 2018 (this “Fourth Amendment”) is made by and among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (the “U.K. Borrower”), Novanta Europe GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) formed and existing under the laws of Germany (the “German Borrower” and jointly and severally together with the Lead Borrower, collectively the “Borrowers”), NOVANTA INC., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), each of the Subsidiaries of Holdings listed under the caption “GUARANTORS” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lenders and L/C Issuer.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of May 19, 2016, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 22, 2016, as further amended by that certain Joinder, Assumption and Amendment Agreement dated as of May 30, 2017, as further amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of August 1, 2017 (as so amended and further amended and in effect, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain financial accommodations to the Borrowers.

WHEREAS, the Borrowers, Guarantors, Holdings, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, all on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.Definitions.  Except as otherwise defined in this Fourth Amendment, terms defined in the Credit Agreement are used herein as defined therein.

2.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 3 below, the undersigned Lenders hereby agree that, effective as of the date hereof, Section 1.01 of the Credit Agreement shall be amended as follows:

(a)The definitions of “Consolidated EBITDA”, “Letter of Credit”, “Letter of Credit Sublimit” and “Loan Documents” in Section 1.01 of the Credit Agreement shall be amended by deleting the definitions thereof in their entirety and inserting the following definitions in their stead:

“Consolidated EBITDA” means, for any period, for Holdings and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for any Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income with respect to such period: (i) Consolidated Interest Charges and, to the extent not reflected in such Consolidated Interest Charges, (A) fees, expenses and charges incurred in respect of financing activities (including commissions, discounts and closing fees) during such period and (B) payments made in respect of Swap Contracts permitted hereunder entered into for the purpose of hedging interest rate or currency exchange rate risk during such period; (ii) the provision for federal, state, local and foreign income and other similar taxes for such period, including all taxes reported as “income taxes” on Holding’s consolidated financial statements for such period; (iii) depreciation and amortization expense for such period; (iv) unusual or non-recurring charges, including (x) restructuring charges from ongoing operations and divestitures in an amount not to exceed $15,000,000 in the aggregate during any Measurement Period, (y) restructuring charges, fees, expenses and charges incurred in respect of acquisitions, equity issuances, indebtedness and investments (whether or not consummated), for which consent from Lenders is not otherwise required under the terms of this Agreement in an amount not to exceed $15,000,000 in the aggregate during any Measurement Period (provided that the sum of add-backs taken pursuant clause (iv) (x) and (y) in any Measurement Period shall not exceed 25% of Consolidated EBITDA for such period) and (z) following a Permitted Acquisition, the amount of run-rate cost savings and synergies (for the avoidance of doubt, synergies shall not include new revenues) projected by the Borrowers from action taken or expected to be taken during the 12-month period following the date of such Permitted Acquisition, net of the amount of actual benefits theretofore realized during such period from such actions; provided that (1) such amounts are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Borrowers and the Administrative Agent, (2) such run-rate cost savings and synergies are directly attributable to such Permitted Acquisition, (3) no amounts shall be added pursuant to this clause to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period and (4) the aggregate amount of run-rate cost savings and synergies added pursuant to this clause (z) for any such Measurement Period shall not exceed $5,000,000; (v) Non-Cash Charges minus (b) without duplication and to the extent included in determining Consolidated Net Income for such period, (i) non-cash income or gains, all as determined in accordance with GAAP and (ii) earnings from equity method investments less the aggregate amount of cash actually distributed by such Person during such Measurement Period to Holdings or a Subsidiary as dividend or other distribution.

“Letter of Credit” means any standby or commercial letter of credit issued hereunder and shall include the Existing Letters of Credit.  Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Sublimit” means an amount equal to $20,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty (including the Holdings Guaranty), (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document; (g) the First Amendment dated as of December 22, 2016, the Joinder and Amendment dated as of May 30, 2017, the Third Amendment dated as of August 1,

2017 and the Fourth Amendment dated as of February 26, 2018 and (h) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 of this Agreement.

(b)Section 7.02 of the Credit Agreement (Indebtedness) shall be amended by amending and restating subsections (f), (n) and (o) in their entirety as follows:

“(f)Purchase Money Indebtedness and Attributable Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness (other than in respect of Capitalized Leases for real property (if capitalization of such leases arises under GAAP)) at any one time outstanding shall not exceed $10,000,000;”

“(n)other unsecured Indebtedness of the Loan Parties in an aggregate principal amount not to exceed $5,000,000 at any time outstanding; and”

“(o)other Indebtedness of Subsidiaries that are not Loan Parties in an aggregate principal amount not to exceed $30,000,000 at any time outstanding.”

(c)Section 7.03 of the Credit Agreement (Investments) shall be amended by amending and restating subsection (c), clause (iv) of subsection (j) in their entirety as follows:

“(c) (i) Investments by Holdings and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by Holdings and its Subsidiaries in Loan Parties (other than Holdings), (iii) additional Investments by Subsidiaries that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount invested at any one time outstanding not to exceed $30,000,000;”

“(iv)(A) immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, (x) Holdings and its Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby and (y) the Consolidated Leverage Ratio for the twelve-month period ended as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01(a) or (b) shall be no more than 3.00 : 1.00 (or, in connection with a Designated Acquisition or during the four (4) consecutive quarters following a previously consummated Designated Acquisition, 3.50 : 1.00) calculated as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and”

(d)Section 7.06 of the Credit Agreement (Restricted Payments) shall be amended by amending and restating subsection (h) in its entirety as follows:

“(h)

Holdings, each Borrower and each Subsidiary may make repurchases of their Equity Interests so long as (A) immediately before and immediately after giving Pro Forma Effect to any such repurchase, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such repurchase, (x) Holdings and its Subsidiaries shall be in Pro Forma Compliance with all of the covenants set forth in Section 7.10, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such repurchase had been consummated as of the first day of the fiscal period covered thereby and (y) the Consolidated Leverage Ratio for the twelve-month period ended as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01(a) or (b) shall be no more than 3.00 : 1.00 calculated as though such repurchase had been consummated as of the first day of the fiscal period covered thereby.

(e)Section 7.10 of the Credit Agreement (Financial Covenants) shall be amended by amending and restating subsection (b) in its entirety as follows:

“Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at the end of any Measurement Period to be greater than (i) 3.50 : 1.00, or (ii) 4.00 : 1.00 at the Borrowers’ option for the four (4) consecutive quarters following a Designated Acquisition; provided, that this clause (ii) may not be exercised more than two (2) times.”

(f)Exhibit D (Form of Compliance Certificate) and Exhibit N (Form of Permitted Acquisition Certificate) to the Credit Agreement are hereby amended by deleting such exhibits in their entirety and replacing them with the corresponding exhibits set forth in Annex I attached hereto.

(g)The schedules to the Credit Agreement are hereby amended by deleting such schedules in their entirety and replacing them with the corresponding schedules set forth in Annex II attached hereto.

3.Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)the Lead Borrower shall have delivered to the Administrative Agent a counterpart of this Fourth Amendment executed by the Lead Borrower and each other Loan Party;

(b)the Required Lenders and the Administrative Agent shall have indicated their consent and agreement by executing this Fourth Amendment;

(c)the Borrowers shall have paid all fees and other amounts due and payable by them under the Credit Agreement, including to the extent invoiced the reasonable fees, costs and expenses owing to Choate, Hall & Stewart LLP;

(d)a certificate signed by a Responsible Officer of the Lead Borrower, certifying that (A) the conditions set forth in Sections 3(e) and 3(f) below have been satisfied;

(e)the representations and warranties made by each Loan Party in Section 4 hereof are true and correct as of the date hereof; and

(f)no Event of Default shall have occurred and be continuing.

4.Representations and Warranties.  The Lead Borrower and the other Loan Parties each represents and warrants to the Lenders that the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on the date hereof, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date hereof; provided that (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of such earlier date, (b) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (c) each reference in the Credit Agreement to “this Agreement” or the “Credit Agreement” or the like shall include reference to this Fourth Amendment and the Credit Agreement as amended hereby.

5.Effect on Loan Documents.  The Credit Agreement (as amended hereby) and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein the execution, delivery, and performance of this Fourth Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, as in effect prior to the date hereof.  Each of the Loan Parties hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party.

6.No Novation; Entire Agreement.  This Fourth Amendment evidences solely the amendment of the terms and provisions of the obligations of the Lead Borrower and the other Loan Parties under the Loan Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among the Lead Borrower, the other Loan Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.

7.Choice of Law.  This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.Counterparts; Facsimile Execution.  This Fourth Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Fourth Amendment.

9.Construction.  This Fourth Amendment is a Loan Document.  This Fourth Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Fourth Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Upon and after the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first above written.

BORROWERS:

NOVANTA CORPORATION

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

NOVANTA UK INVESTMENTS HOLDING LIMITED

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title: Director

NOVANTA EUROPE GmbH

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title:    Managing Director

HOLDINGS:

NOVANTA INC.

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title: Chief Financial Officer

OTHER GUARANTORS:

NOVANTA TECHNOLOGIES UK LIMITED

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title: Director

[Fourth Amendment to Second A&R Credit Agreement]

NDS SURGICAL IMAGING LLC

By:  /s/ Robert Buckley

Name:  Robert Buckley

Title: President

[Fourth Amendment to Second A&R Credit Agreement]

bank of america, n.a., as
Administrative Agent

By:  /s/ Mollie S. Canup

Name:  Mollie S. Canup

Title:   Vice President

[Fourth Amendment to Second A&R Credit Agreement]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ John F. Lynch

Name:  John F. Lynch

Title:  Senior Vice President

[Fourth Amendment to Second A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:  /s/ Peter M. Killea

Name:  Peter M. Killea

Title:    Executive Director

[Fourth Amendment to Second A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Daniel M. Grondin

Name:  Daniel M. Grondin

Title:    Senior Vice President

[Fourth Amendment to Second A&R Credit Agreement]

SILICON VALLEY BANK, as a Lender

By:  /s/ Jon Wolter

Name:  Jon Wolter

Title:  Vice President

[Fourth Amendment to Second A&R Credit Agreement]

TD BANK, N.A., as a Lender

By:  /s/ Leonid Batsevitsky

Name:  Leonid Batsevitsky

Title:  Vice President

[Fourth Amendment to Second A&R Credit Agreement]

BANK OF MONTREAL, as a Lender

By:  /s/ Patrick Hartweger

Name:  Patrick Hartweger

Title:  Managing Director

[Fourth Amendment to Second A&R Credit Agreement]

BANK OF MONTREAL, London Branch, as a Lender

By:  /s/ Tom Woolgar

Name:  Tom Woolgar

Title:  Managing Director

By:  /s/ Jean-Jacques van Helten

Name:  Jean-Jacques van Helten

Title:  Chief Risk Officer Europe

[Fourth Amendment to Second A&R Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Andrew Everett

Name:  Andrew Everett

Title:  Vice President

[Fourth Amendment to Second A&R Credit Agreement]

Annex I

EXHIBIT D

form of COMPLIANCE CERTIFICATE

Financial Statement Date______, __, 20__

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of May 19, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among NOVANTA CORPORATION, a Michigan corporation (the “Lead Borrower”), NOVANTA UK INVESTMENTS HOLDING LIMITED, a private limited company incorporated in England and Wales (together with the Lead Borrower and each other Person to join the Agreement as a Borrower, collectively the “Borrowers” and each a “Borrower”), Novanta Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of Holdings, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of Holdings, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.Holdings has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.Holdings has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Holdings ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3.A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each Loan Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

Form of Compliance Certificate

4.The representations and warranties of the Loan Parties contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

5.The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

[Remainder of page intentionally left blank]

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
, .

NOVANTA INC.

By:

Name:

Title:

Form of Compliance Certificate

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.10(b) – Consolidated Leverage Ratio.
A.	Consolidated Funded Indebtedness at Statement Date:$
B.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”) (from Schedule 2):$
C.	Consolidated Leverage Ratio (Line I.A ¸ Line I.B): to 1.00
Maximum permitted:	3.50 to 1.00[1]

[1]

The Consolidated Leverage Ratio for the four (4) consecutive quarters following a Designated Acquisition (at the Borrowers’ option) may be up to 4.00 : 1.00; provided that such step-up may not be exercised more than two (2) times.

Form of Compliance Certificate

II.	Section 7.10(c) – Consolidated Fixed Charge Coverage Ratio.
A.	Adjusted Consolidated EBITDA for Subject Period:
1.	Consolidated EBITDA for Subject Period (Line I.B above):$
2.	Aggregate amount of all cash Capital Expenditures for Subject Period:$
3.	Aggregate amount of Federal, state, local and foreign income taxes paid in cash for Subject Period:$
4.	Adjusted Consolidated EBITDA (Lines II.A1 - 2 - 3): $
B.	Consolidated Fixed Charges for Subject Period:
1.	Consolidated Interest Charges paid in cash for Subject Period:$
2.

Aggregate scheduled amortization payments under Section 2.07(a) of the Agreement (regardless of whether optional prepayments under Section 2.05(a) of the Agreement were applied to such installments) for Subject Period, for so long as any amounts are outstanding under the Term Loan Facility:$

3.

Aggregate principal amount of all other regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money (including regularly scheduled payments under any Capitalized Leases, except for the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP) for Subject Period, but excluding any voluntary repayments and redemptions to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 of the Agreement:$

4.	Permitted cash repurchases of employee stock (excluding cashless exercise of options)$
5.	Aggregate amount of all Restricted Payments made pursuant to Section 7.06(d) or 7.06(e) of the Agreement for Subject Period:$
6.	Consolidated Fixed Charges (Lines II.B1 + 2 + 3 + 4 + 5): $
C.	Consolidated Fixed Charge Coverage Ratio (Line II.A4 ¸ Line II.B6): to 1.00
Minimum required:	1.50 to 1.00

D -1

Form of Compliance Certificate

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+Consolidated Interest Charges
+income taxes
+depreciation expense
+amortization expense
+(x) restructuring charges from operations and divestitures[2]
+(y) restructuring charges , fees and expenses in respect of other transactions[3]
+ run-rate cost savings and synergies[4]
+Non-Cash Charges
-non-cash income
-earnings from equity-method investments

[2]

not to exceed $15,000,000 in the aggregate during any Measurement Period; provided that the sum of add-backs (x) and (y) in any Measurement Period shall not exceed 25% of Consolidated EBITDA for such period

[3]

not to exceed $15,000,000 in the aggregate during any Measurement Period; provided that the sum of add-backs (x) and (y) in any Measurement Period shall not exceed 25% of Consolidated EBITDA for such period

[4]	to be in an amount reasonably acceptable to the Administrative Agent and otherwise in accordance with the terms of clause (a)(iv)(z) and the proviso thereto in the definition of “Consolidated EBITDA”.

D -2

Form of Compliance Certificate

=Consolidated EBITDA

D -3

Form of Compliance Certificate

EXHIBIT N

form of PERMITTED ACQUISITION certificate

_____________ __, 20__

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of May 19, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Novanta Corporation, a Michigan corporation (the “Lead Borrower”), Novanta UK Investments Holding Limited, a private limited company incorporated in England and Wales (together with the Lead Borrower and each other Person to join the Agreement as a Borrower, collectively the “Borrowers” and each a “Borrower”), Novanta Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

Pursuant to Section 7.03(j) of the Agreement and in connection with the acquisition of [DESCRIBE TRANSACTION] (the “Acquisition”), the undersigned, hereby certifies that [he]/[she] is the duly elected, acting and qualified [President] [Chief Financial Officer] [Vice President of Finance] of Holdings, and that:

1.	any Subsidiary newly-created or acquired in connection with the Acquisition shall comply with the requirements of Section 6.12 of the Agreement;
2.

the lines of business of the Target are not substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Restatement Date or any business substantially related or incidental thereto or a reasonable extension thereof;

3.	the Acquisition has been consented to by the shareholders or board of directors or other equivalent governing body of the Target;
4.	immediately before and immediately after giving pro forma effect to the Acquisition, no Event of Default has occurred and is continuing;
5.

attached hereto as Annex 1 are calculations evidencing that immediately before and immediately after giving pro forma effect to the Acquisition, Holdings and its Subsidiaries are in pro forma compliance with all of the covenants set forth in Section 7.10 of the Agreement for the twelve-month period ended on [_______________][5] (the “Financial Statement Date”), determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) of the Agreement as though the Acquisition had been consummated as of the first day of the fiscal period covered thereby; and

6.

attached hereto as Annex 2 are calculations evidencing that after giving effect to the Acquisition, Holdings and its Subsidiaries have a Consolidated Leverage Ratio for the twelve-month period ended on the Financial Statement Date of ___[6] to 1.0, determined on the basis of the financial

[5]	Insert date of most recent financial statements delivered pursuant to Section 6.01(a) or (b) of the Agreement
[6]	Must be less than or equal to 3.00:1.0 (or, in connection with a Designated Acquisition, 3.50 : 1.00).

Form of Permitted Acquisition Certificate

information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) of the Agreement as though the Acquisition had been consummated as of the first day of the fiscal period covered thereby.

[Remainder of page intentionally left blank]

Form of Permitted Acquisition Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

NOVANTA INC.

By:

Name:

Title:

Form of Permitted Acquisition Certificate

ANNEX 1
to the Permitted Acquisition Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+Consolidated Interest Charges
+income taxes
+depreciation expense
+amortization expense
+ (x)restructuring charges from operations and divestitures[7]
+(y) restructuring charges, fees and expenses in respect of other transactions[8]
+ run-rate costs savings and synergies[9]
+Non-Cash Charges
-non-cash income
-earnings from equity-method investments

[7]

not to exceed $15,000,000 in the aggregate during any Measurement Period; provided that the sum of add-backs (x) and (y) in any Measurement Period shall not exceed 25% of Consolidated EBITDA for such period

[8]

not to exceed $15,000,000 in the aggregate during any Measurement Period; provided that the sum of add-backs (x) and (y) in any Measurement Period shall not exceed 25% of Consolidated EBITDA for such period

[9]	to be an amount reasonably acceptable to the Administrative Agent and otherwise in accordance with the terms of clause (a)(iv)(z) and the proviso thereto in the definition of “Consolidated EBITDA”.

Form of Permitted Acquisition Certificate

=Consolidated EBITDA

I.	Section 7.10(b) – Consolidated Leverage Ratio.
A.	Consolidated Funded Indebtedness at Financial Statement Date:$
B.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Financial Statement Date (“Subject Period”) (from above)$
C.	Consolidated Leverage Ratio (Line I.A ¸ Line I.B): to 1.00
Maximum permitted:	3.50 to 1.00[10]

[10]

The Consolidated Leverage Ratio for the four (4) consecutive quarters following a Designated Acquisition (at the Borrowers’ option) may be up to 4.00 : 1.00; provided that such step-up may not be exercised more than two (2) times.

Form of Permitted Acquisition Certificate

II.	Section 7.10(c) – Consolidated Fixed Charge Coverage Ratio.
A.	Adjusted Consolidated EBITDA for Subject Period:
1.	Consolidated EBITDA for Subject Period (Line I.B above):$
2.	Aggregate amount of all cash Capital Expenditures for Subject Period:$
3.	Aggregate amount of Federal, state, local and foreign income taxes paid in cash for Subject Period:$
4.	Adjusted Consolidated EBITDA (Lines II.A1 - 2 - 3): $
B.	Consolidated Fixed Charges for Subject Period:
1.	Consolidated Interest Charges paid in cash for Subject Period:$
2.

Aggregate scheduled amortization payments under Section 2.07(a) of the Agreement (regardless of whether optional prepayments under Section 2.05(a) of the Agreement were applied to such installments) for Subject Period, for so long as any amounts are outstanding under the Term Loan Facility:$

3.

Aggregate principal amount of all other regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money (including regularly scheduled payments under any Capitalized Leases, except for the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP) for Subject Period, but excluding any voluntary repayments and redemptions to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02 of the Agreement:$

4.	Permitted cash repurchases of employee stock (excluding cashless exercise of options)$
5.	Aggregate amount of all Restricted Payments made pursuant to Section 7.06(d) or 7.06(e) of the Agreement for Subject Period:$
6.	Consolidated Fixed Charges (Lines II.B1 + 2 + 3 + 4 + 5): $
C.	Consolidated Fixed Charge Coverage Ratio (Line II.A4 ¸ Line II.B6): to 1.00
Minimum required:	1.50 to 1.00

Form of Permitted Acquisition Certificate

ANNEX 2
to the Permitted Acquisition Certificate
($ in 000’s)

Consolidated Leverage Ratio.

A.	Consolidated Funded Indebtedness at Financial Statement Date:$
B.	Consolidated EBITDA for twelve-month period ended on the Financial Statement Date (from Annex 1):$
C.	Consolidated Leverage Ratio (Line A ¸ Line B): to 1.00

Form of Permitted Acquisition Certificate

ANNEX 3
to the Permitted Acquisition Certificate
($ in 000’s)

Excess Availability.

A.	Unrestricted cash on the balance sheet of Holdings and its Subsidiaries on the Financial Statement Date:$
B.	the Revolving Credit Facility on the Financial Statement Date:$
C.	Outstanding Amount of all Revolving Credit Loans on the Financial Statement Date:$
D.	Outstanding Amount of all Swing Line Loans on the Financial Statement Date:$
E.	Outstanding Amount of all L/C Obligations on the Financial Statement Date:$
F.	Excess Availability (Line A + Line B – Line C – Line D – Line E):$

Annex II

SCHEDULE 1.01

EXISTING LETTERS OF CREDIT

None.

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

	Term Commitments		Revolving Credit Commitments
Lender	Commitment	Applicable Percentage	Commitment	Applicable Percentage
Bank of America, N.A.	$13,125,000.00	17.500000000%	$39,375,000.00	17.500000000%
JPMorgan Chase Bank, N.A.	$13,125,000.00	17.500000000%	$39,375,000.00	17.500000000%
Wells Fargo Bank, National Association	$13,125,000.00	17.500000000%	$39,375,000.00	17.500000000%
Silicon Valley Bank	$9,500,000.00	12.666666667%	$28,500,000.00	12.666666667%
TD Bank, N.A.	$9,500,000.00	12.666666667%	$28,500,000.00	12.666666667%
Bank of Montreal	$9,500,000.00	12.666666667%	$28,500,000.00	12.666666667%
HSBC Bank USA, N.A.	$7,125,000.00	9.500000000%	$21,375,000.00	9.500000000%
Total	$75,000,000.00	100.000000000%	$225,000,000.00	100.000000000%

Schedule 5.05

Supplements to Interim Financial Statements

None.

Schedule 5.08(b)

Owned Real Property

Owner	Address	Book Value	Estimated Fair Value
Novanta Corporation (f/k/a GSI Group Corporation)	4600 Campus Place Mukilteo, WA 98275	$#.# million	$#.# million
Novanta Corporation (f/k/a GSI Group Corporation)	234 East Mohave, Phoenix, AZ 85004	$#.# million	$#.# million

SCHEDULE 5.08(C)

Leased Real Property

Lessee	Lessor	Address	Expiration	Annual Rent
Novanta Corporation (f/k/a GSI Group Corporation)	125 Middlesex Turnpike, LLC c/o Mohawk Partners, 205 Newbury Street, Framingham, MA 01701	125 Middlesex Turnpike, Bedford, Middlesex County, MA 01803	#/##/####	$#,###,###
Novanta Corporation (f/k/a GSI Group Corporation)	Vintners’ Court LLC 4060 Spring Mountain Road St. Helena, CA 94574	5915 Jetton Lane, Loomis, CA 95650	#/##/####	$###,###
Novanta Corporation (f/k/a GSI Group Corporation)	Jeff Davenport, 3269 Swetzer Road Loomis CA 95650	5970 Jetton Lane, Suites B, C, D & E, Loomis, CA 95650	#/##/####	$##,###
Novanta Corporation (f/k/a GSI Group Corporation)	C L Assets LLC 1638 Maryclair Drive Olivehurst, CA 95961	5925 Jetton Lane, Suites B, C, & D, Loomis, CA 95650	#/##/####	$##,###
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	Thales Optronics (Taunton) Limited Lisieux Way Taunton Somerset TA1 2JZ	Part of Building 1 Moorfields Lisieux Way Taunton Somerset	#/##/####	GBP ##,###
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	Scottsgrove Holdings	29 Holton Road, Holton Heath, Poole, UK	#/##/####	GBP ##,###
NDS Surgical Imaging, LLC	M West Propco XII, LLC	5750 Hellyer Avenue, San Jose, CA 95138	#/##/####	$###,###
Novanta Corporation (f/k/a GSI Group Corporation)	Hancock Park Development, LLC 225 Greenfield Parkway, Suite 202 Liverpool, NY 13088	7279 William Barry Blvd., North Syracuse, NY 13212	#/##/####	$###,###
Novanta Corporation (f/k/a GSI Group Corporation)	CCTC, Inc. 4300 N Miller Road, Suite 153 Scottsdale, AZ 85251	235 E. Pima Street, Suite 101, Phoenix, AZ 85034	#/##/####	$##,###

Lessee	Lessor	Address	Expiration	Annual Rent
Novanta Corporation (f/k/a GSI Group Corporation)	LBA Realty Fund III-Company III, LLC 999 18th Street, Suite 210 Denver, CO 80202	999 18th Street North Tower Suite 1885N Denver, Colorado 80202	#/##/####	$##,###
Novanta Corporation (f/k/a GSI Group Corporation)	JETA LLC 4545 Cushing Parkway, Fremont, CA 94538	4575 Cushing Parkway, Fremont, CA 94538	#/##/####	$###,###
Novanta Corporation (f/k/a GSI Group Corporation)	Berg Properties, Inc. PO Box 920 Lake Oswego, OR 97034	155 B Avenue, Suite 200 and Suite 240, Lake Oswego, Oregon 97034	#/##/####	$##,###
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	KG für Vermögensverwaltung Garching GmbH & Co. 93059 Regensburg GERMANY	Parkring 57 – 59 85748 Garching Germany	#/##/####	EUR ###,###

SCHEDULE 5.08(D)

Existing Investments

Owner	Issuer	Percentage Owned
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	Laser Quantum Limited	75.52%

SCHEDULE 5.09

Environmental Matters

None.

SCHEDULE 5.13

Subsidiaries and Other Equity Investments; Loan Parties

Part (a): Subsidiaries

Parent	Subsidiary	Percentage Owned
Novanta Inc. (f/k/a GSI Group Inc.)	Novanta Corporation (f/k/a GSI Group Corporation)	100%
Novanta Inc. (f/k/a GSI Group Inc.)	GSI Group Singapore Pte. Ltd.	100%
Novanta Inc. (f/k/a GSI Group Inc.)	Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	100%
Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	Novanta Technologies UK Limited (f/k/a GSI Group Limited)	100%
Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	100%
Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	Novanta Holdings BV (f/k/a NDS Holdings BV)	100%
Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	Novanta Ceska republika s.r.o.	100%
Novanta Corporation (f/k/a GSI Group Corporation)	NDS Surgical Imaging, LLC	100%
Novanta Corporation (f/k/a GSI Group Corporation)	GSI Lumonics Asia Pacific Ltd.	100%
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	GSI Group Precision Technologies (Suzhou) Co., Ltd.	100%
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	Novanta Japan Corporation (f/k/a GSI Group Japan Corporation)	100%
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	Laser Quantum Limited	75.52%
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	Novanta Distribution (USD) GmbH (f/k/a GSI Group Distribution (USD) GmbH)	100%
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	GSI Group GmbH	100%
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	W.O.M. World of Medicine GmbH	100%
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH)	Novanta Italy s.r.l. (f/k/a GSI Group Italy s.r.l.)	100%
Novanta Holdings BV (f/k/a NDS Holdings BV)	Novanta EMEA BV (f/k/a NDS Surgical Imaging BV)	100%

Part (b): Other Equity Investments

None.

Part (c): Loan Parties

Loan Party	Jurisdiction of Incorporation	Principal Place of Business Address	U.S. Tax ID Number (or foreign equivalent)
Novanta Inc. (f/k/a GSI Group Inc.)	New Brunswick, Canada	125 Middlesex Turnpike Bedford, MA 01730	##-#######
Novanta Corporation (f/k/a GSI Group Corporation)	Michigan	125 Middlesex Turnpike Bedford, MA 01730	##-#######
NDS Surgical Imaging, LLC	Delaware	5750 Hellyer Avenue, San Jose, CA 95138	##-#######
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United Kingdom	29 Holton Road Holton Heath Poole Dorset BH16 6LN	#######
Novanta UK Investments Holding Limited (f/k/a GSI Group UK Investments Holding Limited)	United Kingdom	29 Holton Road Holton Heath Poole Dorset BH16 6LN	########
Novanta Europe GmbH (f/k/a GSI Group Europe GmbH	Germany	Parkring 57 – 59 85748 Garching Germany	HRB #######

SCHEDULE 5.17

IP Rights

Registered Copyrights

Grantor	Country	Title	Application/ Registration No.	Filing Date	Registration Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	PR-880 Version 5. 1 c.	TX0007189456	2005	8/9/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	SpectraWin Version 2.1.5.1.	TX0007189483	2006	8/9/2010
Novanta Inc. (f/k/a GSI Group Inc.)	United States	DIMPL Class Library computer program	TX0005750228	2003	4/19/2003

Registered Trademarks

Grantor	Country	Trademark	Application/ Registration No.	Filing Date	Registration Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	GSI (Word Only - Black)	78/731631	10/12/2005	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	GSI (Word Only - Blue)	78/731636	10/12/2005	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Miscellaneous Design (MicroE Logo - Color)	86/554327 5,004,298	3/5/2015	7/19/2016
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Miscellaneous Design (Celera Motion)	86/666,751	6/18/2015	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	CELERA MOTION	86,666,627	6/18/2015	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	MicroE Systems	3,125,680	6/7/2004	8/8/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	MicroE Systems	2,886,781	10/20/1999	9/21/2004

Grantor	Country	Trademark	Application/ Registration No.	Filing Date	Registration Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	LINCOLN LASER	2349659	11/17/1998	5/16/2000
Novanta Corporation (f/k/a GSI Group Corporation)	United States	SKYETEK	3426915	6/20/2006	5/13/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	REACH TECHNOLOGY	4674407	4/8/2014	1/20/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Pritchard	0945,229	6/14/1971	10/17/1972
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Spectra	0987,821	10/6/1972	7/9/1974
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Light Mate	1,188,492	9/19/1980	2/2/1982
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Photo Research	1,253,696	7/9/1982	10/11/1983
Novanta Corporation (f/k/a GSI Group Corporation)	United States	PR	1,262,271	7/9/1982	12/27/1983
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Spectrascan	1,262,871	7/8/1982	1/3/1984
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Spotmeter	1,298,453	7/9/1982	10/2/1984
Novanta Corporation (f/k/a GSI Group Corporation)	United States	The Light Measurement People	1,475,474	5/26/1987	2/2/1988
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Spectrawin	2,219,258	4/15/1996	1/19/1999
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Videowin	2,247,912	8/15/1995	5/25/1999
Novanta Corporation (f/k/a GSI Group Corporation)	United States	SpectraAduo	3,223,033	6/8/2006	3/27/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	CINEBRATE	85/750358	10/10/2012	Not Applicable

Grantor	Country	Trademark	Application/ Registration No.	Filing Date	Registration Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	A-TAKT	86,088043 4874903	10/10/2013	12/22/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Synrad	1,890,922	3/31/1994	4/25/1995
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Power Wizard	1,848,154	4/30/1993	8/2/1994
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Fenix	2,396,260	4/28/1998	10/17/2000
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Firestar	2,497,086	12/29/1999	10/9/2001
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Duo-Lase	1,620,992	1/2/1990	11/6/1990
Novanta Corporation (f/k/a GSI Group Corporation)	United States	WinMarkpro	86,461441 4,900,319	11/21/2014	2/16/2016
Novanta Inc. (f/k/a GSI Group Inc.)	United States	NOVANTA (BLOCK)	86,921581	2/26/2016	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	GENERAL SCANNING PRINTER TECHNOLOGIES BY NDSSI	4685450	6/27/2013	2/10/2015
Novanta Inc. (f/k/a GSI Group Inc.)	United States	RADIANCE	3134178	11/18/2004	8/22/2006
Novanta Inc. (f/k/a GSI Group Inc.)	United States	DOME	2142543	2/25/1997	3/10/1998
Novanta Inc. (f/k/a GSI Group Inc.)	United States	ENDOVUE	3742246	6/22/2009	1/26/2010
Novanta Inc. (f/k/a GSI Group Inc.)	United States	ZEROWIRE	3986502	11/16/2009	6/28/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Design Only (DOME)	4143992	3/11/2011	5/15/2012
Novanta Inc. (f/k/a GSI Group Inc.)	United States	NDS SURGICAL IMAGING	3648029	1/10/2007	6/30/2009
Novanta Corporation (f/k/a GSI Group Corporation)	United States	BUZZSAW DESIGN	3253398	5/2/2006	6/19/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	JADAK	3558195	3/13/2007	1/6/2009

Novanta Corporation (f/k/a GSI Group Corporation)	United States	MEDICAL VISION	3789522	5/19/2009	5/18/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	FLEXPOINT	3894960	8/30/2009	12/21/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	FLEXPOINT	3871367	8/30/2009	11/2/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	CLARITY	86015237	7/19/2013	12/30/2014
Novanta Corporation (f/k/a GSI Group Corporation)	United States	MERCURY	3044886	5/24/2004	1/17/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	THINGMAGIC	2566222	3/15/2001	4/30/2002
Novanta Corporation (f/k/a GSI Group Corporation)	United States	THINGMAGIC	3763923	3/3/2008	3/23/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	ASTRA	3727293	10/22/2008	12/22/2009

Patents (all U.S. applications/registrations)

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Control Of A Pumping Diode Laser.	5,400,351	5/9/1994	3/21/1995
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Focused Laser Beam Measurement/Location.	5,521,374	9/7/1994	5/28/1996
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Laser Machining Of A Workpiece.	5,854,805	3/21/1997	12/29/1998
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Laser Optical Fibre Tuning & Control.	5,463,710	9/9/1992	10/31/1995
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser System For Controlling Emitted Pulse Energy.	5,339,323	4/30/1993	8/16/1994
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Light Beam Distance Encoder.	5,430,537	9/3/1993	7/04/1995
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Linear Position Detecting System.	6,297,750	9/13/2000	10/02/2001
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Magnetic Encoder For Sensing Position And Direction Via A Time And Space Modulated Magnetic Field.	5,939,879	6/2/1997	8/17/1999
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Metrological Scale And Laser-Based Manufacturing Method Therefor.	7,903,336	10/11/2006	3/8/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Robotically Operated Laser Head.	6,822,187	6/4/2001	11/23/2004
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Waveguide Device With Mode Control And Pump Light Confinement And Method of Using Same.	6,785,304	7/24/2001	8/31/2004
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Wireless Chart Recorder System And Method.	7,135,987	5/30/2003	11/14/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Rotary Device With Matched Expansion Ceramic Bearings.	6,710,487	1/10/2001	3/23/2004
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Capacitive Transducing With Feedback.	5,537,109	5/28/1993	7/16/1996

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Composite Rotor And Output Shaft For Galvanometer Motor And Method Of Manufacture Thereof.	7,365,464	9/1/2004	4/29/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Controlled High Speed Reciprocating Angular Motion Actuator.	6,448,673	6/1/2001	9/10/2002
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Galvanometer Unit.	6,433,449	3/14/2002	8/13/2002
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Galvanometer Unit.	6,380,649	11/2/1999	4/30/2002
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Mirror Mounting Structures And Methods For Scanners Employing Limited Rotation Motors.	7,471,432	4/11/2007	12/30/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Mirror Mounting Structures And Methods For Scanners Employing Limited Rotation Motors.	7,212,325	11/23/2004	5/1/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Rotor Shaft For Limited Rotation Motor And Method Of Manufacture Thereof.	7,262,535	12/17/2004	8/28/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method And Apparatus For Reducing The Stress On Rotating Shaft Bearings.	6,390,684	7/3/2001	5/21/2002
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method For A Galvanometer With Axial Symmetry And Improved Bearing Design.	6,612,015	10/22/2001	9/2/2003
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method For Optimum Material Selection And Processing For Dynamic Mirror Applications.	7,404,647	12/10/2004	7/29/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method For Tuning The Resonant Frequency Of Crossed- Flexure Pivot Galvanometers.	6,265,794	10/29/1999	7/24/2001

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Monitoring Bearing Performance.	6,956,491	6/13/2003	10/18/2005
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Moving Magnet Optical Scanner With Novel Rotor Design.	5,424,632	10/22/1992	6/13/1995
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Element For Scanning System And Method Of Manufacture Thereof	6,749,309	9/27/2001	6/15/2004
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Position Transducer Systems And Methods Employing Reflected Illumination For Limited Rotation Motor Systems.	7,820,956	6/4/2007	10/26/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Rotary Optical Encoder Employing Multiple Sub-Encoders With Common Reticle Substrate.	7,482,575	8/2/2007	1/27/2009
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Smart Energy Emitting Head.	6,581,833	11/2/2001	6/24/2003
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Continuous Position Calibration For Servo Controlled Rotary System.	6,768,100	10/29/2001	7/27/2004
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System And Method For Diagnosing A Controller In A Limited Rotation Motor System.	7,291,999	11/30/2006	11/6/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System And Method For High Power Laser Processing.	7,672,343	7/07/2006	3/2/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Digital control servo system	7,421,308	1/26/2007	9/2/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System And Method For Providing Rotation Control In A Limited Rotation Motor System.	7,649,288	9/24/2007	1/19/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical position detector for determining the angular position of a rotatable element	5,671,043	10/3/1995	9/23/1997

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Axial led position detector for determining the angular position of a rotatable element	5,844,673	4/17/1998	12/1/1998
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Servo control system	7,414,379	10/12/2006	8/19/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and methods of providing improved performance of scanning mirrors coupled to limited rotation motors	20100271679 12764392 8,284,470	4/21/2010	10/9/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Low cost long-life compact low wobble wide scan angle taut-band resonant scanners with matched coefficients of thermal expansion and interchangeable mirrors	20110181932 13009939	1/20/2011	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and methods for balancing mirrors in limited rotation motor systems	8,585,226	10/5/2011	11/19/2013
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Air bearing	5,593,230	11/27/1995	1/14/1997
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Air bearing	6,024,493	5/6/1998	2/15/2000
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Rotary mirror assembly having spherical housing	6,1307,69	10/2/1998	10/10/2000
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	High speed drill holders	6,443,462	7/25/2001	9/3/2002
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Hole forming system with ganged spindle set	6,960,050	12/4/2001	11/1/2005
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Data storage disc holder having central shaft held by spring loaded clamps against inclined surfaces when in disc gripping configuration	7,367,038	12/12/2006	4/29/2008

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Laser systems and material processing	20090296748 12505003	7/17/2009	Not Applicable
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	High speed drilling spindle with reciprocating ceramic shaft and double-gripping centrifugal chuck	5997223	9/22/1998	12/7/1999
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	High throughput hole forming system with multiple spindles per station	6174271	5/11/1999	1/16/2001
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	High speed drilling spindle with reciprocating shaft and double-gripping centrifugal chuck	6227777	11/9/1999	5/8/2001
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Monitoring and controlling of laser operation	7331512	11/29/2005	2/19/2008
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Data storage disc carriers	7936535	4/20/2006	5/3/2011
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Gas bearing spindles	20080178795 11911444	12/27/2007	Not Applicable
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Laser rod pump chamber and method	6693940	11/13/2002	2/17/2004
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Laser based material processing methods and scalable architecture for material processing	6738396	11/13/2002	5/18/2004
Novanta Technologies UK Limited (f/k/a GSI Group Limited)	United States	Method and system for laser welding	6750421	2/18/2003	6/15/2004
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Absolute Encoder Employing Linked Sub-Encoders And Beat Track.	7,368,705	6/28/2007	5/06/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Absolute Encoder Employing Concatenated, Multi-Bit, Interpolated Sub-Encoders.	7,253,395	11/17/2004	8/07/2007

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Precision Material-Handling Robot Employing High-Resolution, Compact Absolute Encoder.	7,321,113	5/25/2005	1/22/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multi-Track Absolute Encode.	6,366,047	7/13/2000	4/4/2002
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Position Encoder Having Alignment Indicators Providing Quantitative Alignment Indications.	7,067,797	9/15/2004	6/27/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Encoder Having Slanted Optical Detector Elements For Harmonic Suppression.	7,324,212	2/28/2007	1/29/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multi Track Optical Encoder Employing Beam Divider.	7,193,204	7/7/2003	3/20/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Interferometric Optical Position Encoder Employing Spatial Filtering Of Diffraction Orders For Improved Accuracy.	7,480,060	8/8/2007	1/20/2009
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Encoder Self-Calibration Apparatus And Method.	6,897,435	10/31/2002	5/24/2005
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Encoder Scale Error Compensation Employed Comparison Among Multiple Detectors.	7,126,109	6/14/2004	10/24/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Rotary Position Sensor With Offset Beam Generating Element And Elliptical Detector Array.	7,183,537	12/16/2003	2/27/2007
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method Of Generating An Index Signal For An Optical Encoder.	7,075,057	4/26/2005	7/11/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Encoder With Burst Generator For Generating Burst Output Signals.	7,193,205	4/23/2006	3/20/2007

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Apparatus For Detecting Relative Movement.	5,559,600	2/1/1995	9/24/1996
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Apparatus For Detecting Relative Movement Wherein A Detecting Means Is Positioned In A Region Of Natural Interference.	5,486,923	2/24/1995	1/23/1996
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Apparatus For Detecting Relative Movement Wherein A Detecting Means Is Positioned In A Region Of Natural Interference.	5,646,730	1/23/1996	7/8/1997
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Scale Assembly For Optical Encoder Having Affixed Optical Reference Markers.	7,343,693	11/9/2006	3/18/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Track Sensing Device.	5,991,249	7/29/1997	11/23/1999
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Reference Point Talbot Encoder.	7,002,137	8/13/2002	2/21/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multi-Track Absolute Encoder	14,836,021	10/1/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Position Sensor for Determining the Angular Position of a Rotating Device	8,809,763	1/20/2011	8/19/2014
Novanta Corporation (f/k/a GSI Group Corporation)	United States	RFID Reader operating system and associated architecture	7,659,819	3/23/2006	2/09/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	RFID Tagged item trajectory and location estimation system and method	7,859,411	3/25/2008	12/28/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Quarter wave phase shifted diode detector circuit	7,456,746	8/31/2006	11/25/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Apparatus With Multiple Light Detectors And Methods Of Use And Manufacture.	7,897,912	5/25/2006	3/1/2011

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Synthetic Aperture Video Photometer System.	5,267,038	12/30/1988	11/20/1993
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multiaxis Photometric Inspection System & Method For Flat Panel Displays.	6,111,243	1/30/1998	8/29/2000
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Led Measuring Device.	7,022,969	5/14/2004	4/4/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Tube With External Adjustable Reactance For A Gas Discharge RF-Excited Laser.	7,480,323	5/17/2007	1/20/2009
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System And Method For Laser Beam Coupling Between Waveguide And Optics.	6,603,794	9/5/2001	9/5/2003
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser System And Method For Gain Medium With Output Beam Transverse Profile Tailoring Longitudinal Strips.	6,614,826	5/5/2000	9/2/2003
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser System And Method For Beam Enhancement.	6,198,759	12/27/1999	3/6/2001
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser With Heat Transfer System And Method.	6,198,758	12/27/1999	3/6/2001
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Assembly System And Method.	6,195,379	12/27/1999	2/27/2001
Novanta Corporation (f/k/a GSI Group Corporation)	United States	All Metal Electrode Sealed Gas Laser.	5,953,360	10/24/1997	9/14/1999
Novanta Corporation (f/k/a GSI Group Corporation)	United States	RF-Excited Gas Laser System.	5,602,865	11/14/1995	2/11/1997
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Tube with Distributed Taps for a Gas Discharge Re-Excited Laser	20120230362	9/13/2012	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Optic Protection	9,031,110	3/15/2013	5/12/2015

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Waveguide Beam Conditioning for a High Powered Laser	14,707,085	5/8/2015	Pending
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Resonator with Oarasitic Mode Supression	14,265,779 9,281,651	4/30/2014	2/17/2016
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multi-Pass Slab Laser with Internal Beam Shaping	14,297,654 9,231,362	6/6/2014	1/5/2016
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Laser Tube with Baffles	14,276,595 9,197,028	5/13/2014	11/24/2015
Novanta Inc. (f/k/a GSI Group Inc.)	United States	DATA STREAM TRANSMISSION PREPROCESSING	7,430,163	7/19/2004	9/30/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	AVERAGE EIRP CONTROL OF MULTIPLE ANTENNA TRANSMISSION SIGNALS	7,248,217	8/31/2005	7/24/2007
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYNCHRONIZATION OF MEDIA ACCESS CONTROL (MAC) SUPERFRAMES	7,480,515	9/29/2005	1/20/2009
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYNCHRONIZATION OF MEDIA ACCESS CONTROL (MAC) SUPERFRAMES	7,826,860	9/4/2008	11/2/2010
Novanta Inc. (f/k/a GSI Group Inc.)	United States	METHOD AND APPARATUS FOR CALIBRATING FILTERING OF A TRANSCEIVER	7,437,139	10/26/2005	10/14/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	METHOD AND APPARATUS FOR TRANSMITTER CALIBRATION	7,623,886	12/14/2005	11/24/2009
Novanta Inc. (f/k/a GSI Group Inc.)	United States	LINK QUALITY PREDICTION	7,440,412	3/13/2006	10/21/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	LINK QUALITY PREDICTION	7,719,999	9/4/2008	5/18/2010
Novanta Inc. (f/k/a GSI Group Inc.)	United States	REDUCING IMAGE SPECTRAL LEAKAGE DUE TO I-Q IMBALANCE	7,672,396	6/22/2006	3/2/2010

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Inc. (f/k/a GSI Group Inc.)	United States	CONTROL OF AN ADJUSTABLE GAIN AMPLIFIER	7,417,500	6/19/2006	8/26/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	PHASE COMBINING DIVERSITY	7,324,794	9/29/2004	1/29/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	AVERAGE POWER CONTROL OF WIRELESS TRANSMISSION HAVING A VARIABLE DUTY CYCLE	7,733,979	3/21/2007	6/8/2010
Novanta Inc. (f/k/a GSI Group Inc.)	United States	ADJUSTING A TRANSMIT TIME OF A WIRELESS DEVICE	8,000,376	1/22/2008	8/16/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYNCHRONIZATION BAND SELECTION OF A FREQUENCY HOPPING WIRELESS RECEIVER	7,978,748	12/11/2007	7/12/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	GENERATING A FREQUENCY SWITCHING LOCAL OSCILLATOR SIGNAL	8,014,486	3/27/2008	9/6/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	RECEIVING WIRELESS SIGNALS WITH MULTIPLE DIVERSITY SETTINGS	7,965,787	7/10/2008	6/21/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	EMPIRICAL SCHEDULING OF NETWORK PACKETS	7,529,247	9/17/2003	5/5/2009
Novanta Inc. (f/k/a GSI Group Inc.)	United States	EMPIRICAL SCHEDULING OF NETWORK PACKETS USING A PLURALITY OF TEST PACKETS	7,876,692	12/17/2008	1/25/2011
Novanta Inc. (f/k/a GSI Group Inc.)	United States	EMPIRICAL SCHEDULING OF NETWORK PACKETS	7,911,963	4/29/2009	3/22/2011

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Inc. (f/k/a GSI Group Inc.)	United States	EMPIRICAL SCHEDULING OF NETWORK PACKETS USING COARSE AND FINE TESTING PERIODS	7,468,948	10/28/2004	12/23/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	ENDPOINT PACKET SCHEDULING SYSTEM	7,339,923	10/31/2003	3/4/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	LOCAL AREA NETWORK CONTENTION AVOIDANCE	7,508,813	11/25/2003	3/24/2009
Novanta Inc. (f/k/a GSI Group Inc.)	United States	NETWORK CONNECTION DEVICE	7,453,885	10/13/2004	11/18/2008
Novanta Inc. (f/k/a GSI Group Inc.)	United States	METHOD AND SYSTEM FOR CORRECTION, MEASUREMENT AND DISPLAY OF IMAGES	12/883,004 2011-0063341	9/15/2010	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	ELECTRONIC COLOR AND LUMINANCE MODIFICATION	13/051,962 2012-0032971	3/18/2011	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	MONOCULAR STEREOSCOPIC ENDOSCOPE	11/644,033	12/22/2006	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	WIDE-VIEW DISPLAY SYSTEM FOR MEDICAL SURGICAL APPLICATIONS	11/715,711	3/7/2007	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYSTEM AND METHOD FOR ENHANCING LUMINANCE UNIFORMITY IN A LIQUID CRYSTAL DISPLAY DEVICE	11/809,033	5/30/2007	Not Applicable

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYSTEM AND METHOD OF DOUBLING THE DRIVING FREQUENCY TO AN LCD PANEL WITH A LIVE VIDEO SOURCE	12/006,324	12/31/2007	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	SYSTEM AND METHOD OF TESTING A RESISTIVE TOUCHSCREEN SENSOR TO DETERMINE PROPER COVER LAYER CONSTRUCTION	12/009,006	1/15/2008	Not Applicable
Novanta Inc. (f/k/a GSI Group Inc.)	United States	Cordless and Wireless Surgical Display System	62/253,606	11/10/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Imaging System and Method Using a Reflective Background	8,170,322	3/22/2006	5/1/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Infusion pump having radiofrequency identification and optical imaging capabilities	7,743,975	4/11/2006	6/29/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Combined radio frequency identification and optical imaging module	7,766,235	3/9/2006	8/3/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Electrosurgical device having RFID and optical imaging capabilities	7,614,554	5/25/2006	11/10/2009
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method for Reducing Specular Reflection	8,320,702	9/28/2006	11/27/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Modular radio frequency identification unit	7,764,163	11/8/2006	7/27/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Antenna for combined RFID optical imager	7,631,809	1/25/2007	12/15/2009

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Method For Providing User Feedback In An Autoidentification System	7,942,329	8/14/07	5/17/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Optical Imaging Clinical Sampler	8,005,280	12/12/2007	8/23/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and method for logo identification and verification	8,162,219	1/9/2008	4/24/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method For Test Tube and Cap Identification	8,170,271	6/25/2008	5/1/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	One-Piece Optical Imager Housing and Method For Releasably Locking A One-Piece Housing Assembly	7,842,890	9/19/2008	11/30/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method for Detection of Liquid Level in a Vessel	7,982,201	9/8/2009	7/19/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method For Panoramic Image Stitching	8,319,823	11/3/2009	11/27/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method For Multiple View Machine Vision Target Location	8,321,055	11/3/2009	11/27/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Hand-held RFID and optical imaging device	D581,931	3/19/2007	12/2/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Hand held optical imager	D612,853	2/12/2009	3/30/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Hand held optical imager having side triggers	D612,855	5/28/2009	3/30/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Sled for a tablet computer	D689,057	11/8/2012	9/3/2013
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Sled for a tablet computer	D689,058	11/20/2012	9/3/2013
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Expedited Image Processing Method	12/195758	8/21/2008	Not Applicable

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multiple Platform Optical Imager Interface and Communication System	12/268561	11/11/2008	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Handheld Optical Imaging Device and Method	12/508689	7/24/2009	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	System and Method for Test Tube and Cap Identification	13/357,909	1/25/2012	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Automatic Exposure Calibration and Compensation for Machine Vision	13/562,894	7/31/2012	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Scenario Windowing For Expedited Decoding Of Multiple Barcodes	13/562,928	7/31/2012	Not Applicable
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Automatic Exposure Calibration and Compensation for Machine Vision	8,976,257	7/31/2012	3/10/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Scenario Windowing for Expedited Decoding of Multiple Barcodes	9,016,581	7/31/2012	4/28/2015
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for Operating a Radio Device	13/036,182 8,330,580	2/28/2011	12/11/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for RFID Tag Placement	12/698,689 8,576,075	2/2/2010	11/5/2013
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatuses for RFID Tag Range Determination	12/611,687 8,446,254	11/3/2009	5/21/2013
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatuses For RFID Tag Range Determination	12/611,724 8,279,112	11/3/2009	10/2/2012
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and Methods for Power Supply Synchronization in Radio Frequency Identification (RFID) Readers	12/425,932 8,196,831	4/17/2009	6/12/2012

Grantor	Country	Title	Application/Publication, Patent No.	Filing Date	Issue Date
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and Methods for Q Value Determination	11/559,227 8,081,063	11/13/2006	12/20/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and Methods for Slot Classification	11/559,248 8,022,814	11/13/2006	9/20/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for RFID Tag Placement	11/459,634 7,683,780	7/24/2006	3/23/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for Operating a Radio Device	11/455,403 7,961,078	6/19/2006	6/14/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for Operating a Radio Device	11/455,508 7,999,658	6/19/2006	8/16/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Systems and Methods for Active Noise Cancellation in an RFID Tag Reader	11/422,075 7,706,764	6/3/2006	4/27/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Radio Frequency Identification Tag Reader	29/246,424 D533178	4/10/2006	12/5/2006
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Dynamically Reconfigurable Antennas for RFID Label Encoders/Readers	11/265,477 7,724,141	11/3/2005	5/25/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	RFID Reader System Incorporating Antenna Orientation Sensing	11/206,914 7,453,363	8/19/2005	11/18/2008
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Multi-Reader Coordination in RFID System	11/171,443 7,898,391	7/1/2005	3/1/2011
Novanta Corporation (f/k/a GSI Group Corporation)	United States	RFID Reader Front End	11/167,401 7,773,945	6/27/2005	8/10/2010
Novanta Corporation (f/k/a GSI Group Corporation)	United States	Methods and Apparatus for Operating a Radio Device	10/448,053 7,075,412	5/29/2003	7/11/2006

Licenses

Licensor	Licensee	Patent Number(s)
Novanta Corporation (f/k/a GSI Group Corporation)	Prima U.S., Laserdyne Systems Division, Laserdyne Prima Inc.	GSI/US - 5,339,103; 5,340,962; 5,521,374; 5,850,068

Licensor	Licensee	Trademark Number
Novanta Inc. (f/k/a GSI Group Inc.) and NDS Surgical Imaging, LLC	InoNet Computer GmbH	GSI Group Inc. /US - 3134178

SCHEDULE 6.12

Guarantors

Novanta Inc. (f/k/a GSI Group Inc.)

NDS Surgical Imaging, LLC

Novanta Technologies UK Limited (f/k/a GSI Group Limited)

SCHEDULE 7.02

Existing Indebtedness

[Omitted].

SCHEDULE 7.05

Certain Properties

None.

SCHEDULE 11.02

administrative agent’s OFFICE;
certain ADDRESSES FOR NOTICES

BORROWERS or GUARANTORS:

Novanta Inc. (f/k/a GSI Group Inc.)

125 Middlesex Turnpike

Bedford, MA  01730

Attention: Chief Financial Officer

With a copy to:

Novanta Inc. (f/k/a GSI Group Inc.)

125 Middlesex Turnpike

Bedford, MA  01730

Attention: Timothy Spinella

Telephone: ###-###-####

Telecopier: ###-###-####

Electronic Mail: ########################

And: ####################
Website Address:	www.novanta.com

ADMINISTRATIVE AGENT:

Administrative Agent & Swing Line Lender Office:
(For financial/loan activity – advances, pay down, interest/fee billing and payments, rollovers, rate-settings):

Robert Garvey

Bank of America

Mail Code: NC1-001-05-46

One Independence Center

101 N Tryon Street

Charlotte, NC  28255-0001

TELEPHONE: ###-###-####

FAX:  ###-###-####

EMAIL: ######################

Remittance Instructions:

BANK OF AMERICA, NA

NEW YORK, NY

ABA ##########

ACCT # #############

NAME: Corporate Credit Services

REF: Novanta Group Corporation

L/C Issuer’s Office:

(For fee payments due LC Issuer only and new LC requests and amendments):

Trade Operations
Mail Code: PA6-580-02-30

1 Fleet Way
Scranton, PA 18507

FAX: ###-###-####

EMAIL: #####################################

Remittance Instructions:

Bank of America, N.A. Charlotte, NC

ABA #: ###-###-### New York, NY

Account #: #####-######

Attn: Scranton Standby

Ref: Novanta Group Corporation & LC #

Other Notices as Administrative Agent:

(For financial statements, compliance certificates, maturity extension and commitment change notices, amendments, consents, vote taking, etc.)

Bank of America – Gateway Village

Mail Code: NC1-026-06-03

900 West Trade Street
Charlotte NC 28255-0001

Attention: Mollie S. Canup

PHONE: ###-###-####

FAX: ###-###-####

EMAIL: #######################